File Number 33-21534
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes to the Statement of Additional Information Section, "Portfolio Manager Arrangements".

SUPPLEMENT TO THE ENTERPRISE ACCUMULATION TRUST STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000.

This paragraph supersedes the "Name and Control Persons of the Portfolio Manager" paragraph for the Capital Appreciation Portfolio:

Marsico Capital Management, LLC ("Marsico"). Marsico has entered into an agreement with Bank of America Corp. who will acquire Marsico's 50% ownership.

This paragraph supersedes the "Name and Control Persons of the Portfolio Manager" paragraph for the Global Financial Services Portfolio:

Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein") is owned by its employees. It has entered into a definitive agreement to combine with Alliance Capital.

This paragraph supersedes the "Name and Control Persons of the Portfolio Manager" second paragraph of the Managed Portfolio:

Sanford Bernstein is owned by its employees. It has entered into a definitive agreement to combine with Alliance Capital.

August 21, 2000